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                                                                   EXHIBIT 10.14

                                 CONFIDENTIAL



          ___________________________________________________________

                            2001 OFFICER SHORT-TERM
                           INCENTIVE PLAN FINANCIAL
                              PERFORMANCE MEASURE
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                          Nominating and Compensation
                      Committee of the Board of Directors


                               December 20, 2000


                                                         [LOGO] PG&E Corporation
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2001 Officer STIP Financial Performance Measure
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                                  Background


Short-Term Incentive Plan Structure
-----------------------------------

 .    At its meeting on September 20, 2000, the Nominating and Compensation
     Committee reviewed and approved the 2001 STIP structure for officers of the Corporation and each subsidiary. The structure (see Appendix A) established the weighting of corporate EPS, subsidiary EPS, and other performance factors for officers. The structure requires an implementing methodology to link the EPS performance levels to threshold, minimum, and maximum incentive payout levels, which is contained in this document.
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2001 Officer STIP Financial Performance Measure                      Appendix B
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                   2001 Short-Term Incentive Plan Structure

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           Officer Group                      Award Component             Weight                   Performance Measures
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
PG&E Corporation                     Corporate Financial Performance         100%  Corporate EPS from operations
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President & CEO - PG&E               Corporate Financial Performance          50%  Corporate EPS from operations
National Energy Group                Subsidiary Performance                   50%  Respective subsidiary contribution to corporate
President & CEO - Pacific Gas and                                                  EPS from operations
Electric Company
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Pacific Gas and Electric Co.         Corporate Financial Performance          25%  Corporate EPS from operations
PG&E National Energy Group           Subsidiary Financial Performance    50 - 75%  Respective subsidiary contribution to corporate
Pacific Venture Capital, LLC                                                       EPS from operations
PG&E Telecom, LLC                    Subsidiary Operational Performance   0 - 25%  Financial, operating, and service measures
                                                                                   determined by Subsidiary CEO

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